                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSIO
                     WASHINGTON, D.C. 20549

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1933
        Date of Report (Date of earliest event reported):
                      December 9, 1998


                 ROBERTS PHARMACEUTICAL CORPORATION
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         (exact name of registrant as specified in its charter)

    NEW JERSEY                  1-1-432                 22-2429994
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(State or other          (Commission               (IRS Employer
jurisdiction of          File Number)               Identification
incorporation)                                        Number


                        Meridian Center II
                      4 Industrial Way West
                    Eatontown, New Jersey  07724
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    (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code:  732-676-1200








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  (Former name or former address, if changed from last report)

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                                - 2 -

     Item 4.     Changes in Registrant's Certifying Accountant
                 ---------------------------------------------

     (a)          Previous independent accountants

     (i)          On December 2, Registrant received notice that
                  PricewaterhouseCoopers LLP resigned as the independent accountants of Roberts Pharmaceutical Corporation

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)        N/A

     (iv) In connection with its audits for the two most recent fiscal years and through November 25, 1998, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years

     (v) During the two most recent fiscal years and through November 25, 1998, there have been no reportable events (as defined in Regulation S-K
                  Item 304(a)(I)(v)

     (vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 9, 1998 is filed as an exhibit to this Form 8-K

     (b)          New independent accountants

     (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of December 9, 1998. During the two most recent fiscal years and through December 9, 1998, the Registrant has not consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(I)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(I)(v) of Regulation S-K"


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act o 1934, the registrant has duly caused this report to be signed o its behalf by the undersigned hereunto duly authorized

                              ROBERTS PHARMACEUTICAL CORPORATION
                              ---------------------------------
                                         (Registrant)



Date: December 9, 1998          By: /s/ Anthony A. Rascio
                                    ----------------------
                                    Anthony A. Rascio
                                    Vice President

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                                       - 3 -




FORWARD LOOKING STATEMENT

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.